                                                                   EXHIBIT 99.3


                        WEST VIRGINIA PCS ALLIANCE, L.C.

                            CONDENSED BALANCE SHEETS
                    September 30, 2000 and December 31, 1999



                                                            September 30, 2000         December 31, 1999
                                                            ------------------         -----------------
            ASSETS                                             (Unaudited)
Current Assets
Cash and cash equivalents............................       $           10,152         $           8,120
Accounts receivable, net of allowance................                3,058,047                   832,763
Accounts receivable, other...........................                  333,100                   175,376
Inventories..........................................                1,019,977                 1,281,241

Prepaid expenses.....................................                   67,880                    69,049
                                                            ------------------         -----------------
     Total current assets............................                4,489,157                 2,366,549

Subordinated Capital Certificates                                            -                 2,506,255
                                                            ------------------         -----------------

Property and Equipment
  Land and building..................................                  948,060                   942,988
  Network plant and equipment........................               28,283,642                33,898,373
  Furniture, fixtures and other equipment............                2,093,425                 1,330,005
  Radio spectrum licenses............................                6,447,045                 6,132,100
                                                            ------------------         -----------------
  Total in service...................................               37,772,171                42,303,466

  Under construction.................................               20,080,653                 5,436,007
                                                            ------------------         -----------------
                                                                    57,852,824                47,739,473

  Less accumulated depreciation......................                3,991,439                 2,317,215
                                                            ------------------         -----------------
                                                                    53,861,386                45,422,258
                                                            ------------------         -----------------
Other Assets
  Radio spectrum licenses............................                2,870,928                 2,844,772
  Other..............................................                  334,297                   356,894
                                                            ------------------         -----------------
                                                                     3,205,225                 3,201,666
                                                            ------------------         -----------------
                                                            $       61,555,768         $      53,496,728
                                                            ==================         =================

      LIABILITIES AND MEMBER'S DEFICIT
Current Liabilities
  Accounts payable...................................       $        3,112,168         $       1,819,567
  Due to affiliates..................................                        -                 1,059,198
  Advance billings...................................                   79,372                    27,550
  Accrued interest...................................                        -                     5,434
  Accrued payroll....................................                  128,089                    59,797
  Other accrued liabilities..........................                  114,648                   104,530
                                                            ------------------         -----------------
  Total current liabilities..........................                3,434,277                 3,076,076

Long-Term Liabilities
  Long-term debt.....................................                        -                51,125,102
  Due to affiliates..................................               57,458,122                         -
  Other long term liabilities........................               12,835,727                         -
                                                            ------------------         -----------------
                                                                    70,293,849                51,125,102
Members' Deficit
  Common membership interests........................              (12,172,358)                 (704,450)
                                                            ------------------         -----------------
                                                            $       61,555,768         $      53,496,728
                                                            ==================         =================


             See Notes to Condensed Financial Statements

                        WEST VIRGINIA PCS ALLIANCE, L.C.

                       CONDENSED STATEMENTS OF OPERATIONS
                                   (Unaudited)



                                     For the three months ending September 30,    For the nine months ending September 30,
                                             2000                 1999                 2000                 1999
                                             ----                 ----                 ----                 ----
Operating revenues:
      Subscriber revenue........     $     3,008,138       $       578,169        $    7,380,764         $     985,111
      Wholesale revenue.........             763,065               136,916             1,534,637               136,916
      Equipment sales...........             185,602               160,401               954,511               352,413
                                     ---------------       ---------------        --------------         -------------
                                           3,956,804               875,486             9,869,912             1,474,440
                                     ---------------       ---------------        --------------         -------------

Operating expenses:
      Cost of sales.............           2,196,983               701,588             6,469,790             1,401,017
      Maintenance and support...           1,803,909             1,109,912             4,818,571             2,969,571
      Depreciation and amortization...       549,451               648,209             1,713,331             1,339,888
      Customer operations.......           1,598,692               993,023             5,103,761             2,568,008
      Corporate operations......             499,123               262,004             1,525,593             1,268,057
                                     ---------------       ---------------        --------------         -------------
                                           6,648,158             3,714,736            19,631,047             9,546,541
                                     ---------------       ---------------        --------------         -------------

Operating loss.................           (2,691,354)           (2,839,250)           (9,761,135)           (8,072,101)

Interest income (expense):
      Interest income ..........          (1,348,383)              126,238            (1,009,127)              385,741
      Interest expense, net.....            (294,529)             (433,090)           (2,118,646)             (908,730)
                                     ---------------       ---------------        --------------         -------------
                                          (1,642,912)             (306,852)           (3,127,773)             (522,989)
                                     ---------------       ---------------        --------------         -------------

      Net loss..................     $    (4,334,266)      $    (3,146,102)       $  (12,888,908)        $  (8,595,090)
                                     ===============       ===============        ==============         =============


                   See Notes to Condensed Financial Statements

                        WEST VIRGINIA PCS ALLIANCE, L.C.

                       CONDENSED STATEMENTS OF CASH FLOWS
                  Nine Months Ended September 30, 2000 and 1999
                                   (Unaudited)



                                                                                           2000                 1999
                                                                                           ----                 ----
Cash Flows From Operating Activities
    Net loss...................................................................       $ (12,888,908)      $ (8,595,090)
    Adjustments to reconcile net loss to net cash used in operating activities:
      Depreciation.............................................................           2,124,439          1,299,642
      Amortization.............................................................               5,481             40,246
      Amortization of gain on tower sale.......................................            (416,589)
      Changes in assets and liabilities........................................
        (Increase) decrease in:....
             Accounts receivable...............................................          (2,383,008)          (636,376)
             Inventories.......................................................             261,264         (4,350,894)
             Prepaid expenses..................................................               1,169            (88,787)
        Increase (decrease) in:
             Accounts payable, trade...........................................           1,292,601          2,020,128
             Advance billings and customer deposits............................              51,822              1,269
             Accrued interest..................................................              (5,434)               283
             Other accrued liabilities.........................................              78,410             94,698
                                                                                      --------------      -------------
                  Net cash used in operating activities........................         (11,878,753)       (10,214,880)
                                                                                      --------------      -------------

Cash Flows From Investing Activities
      Purchase of property and equipment......................................          (22,823,937)       (17,722,889)
      Proceeds from sale of towers............................................           25,782,961                  -
      Increase in patronage capital certificates..............................             (192,718)                 -
      Decrease (increase) in deferred charges/credits.........................             (277,147)           (82,733)
                                                                                      --------------      -------------
                  Net cash provided by (used in) investing activities..........           2,489,159        (17,805,662)
                                                                                      --------------      -------------

Cash Flows From Financing Activities
      Capital contributions, net..............................................            1,421,000          1,421,000
      Advances from (Repayments to) affiliates................................           56,398,924         (2,792,711)
      Repayments on revolving credit agreements, net..........................           (1,000,000)        (1,000,000)
      Proceeds (Repayments) from long-term borrowings.........................          (47,428,297)        30,392,680
                                                                                      --------------      -------------
        Net cash provided by financing activities..............................           9,391,627         28,020,969
                                                                                      --------------      -------------
          Net increase in cash and cash equivalents............................               2,032                426

Cash and cash equivalents:
Beginning....................................................................                 8,120             10,254
                                                                                      --------------      -------------
Ending.......................................................................         $      10,152       $     10,680
                                                                                      ==============      =============


                   See Notes to Condensed Financial Statements

                        WEST VIRGINIA PCS ALLIANCE, L.C.

                CONDENSED STATEMENTS OF MEMBERS' EQUITY (DEFICIT)
                                   (Unaudited)


                                                           Common
                                                          Membership
                                                          Interests
                                                         -----------

Balance as of January 1, 1999.......................    $  11,162,026
       Capital contributions........................        1,421,000
       Net loss.....................................       (2,179,278)
                                                        -------------

Balance as of March 31, 1999........................       10,403,748
       Net loss.....................................       (3,269,708)
                                                        -------------

Balance as of June 30, 1999.........................        7,134,040
       Net loss.....................................       (3,146,097)
                                                        -------------

Balance as of  September 30, 1999...................        3,987,943
       Net loss.....................................       (4,692,393)
                                                        -------------

Balance as of December 31, 1999.....................         (704,450)
       Capital contributions........................        1,421,000
       Net loss.....................................       (4,805,274)
                                                        -------------

Balance as of March 31, 2000........................       (4,088,724)
       Net loss.....................................       (3,749,368)
                                                        -------------

Balance as of June 30, 2000.........................       (7,838,092)
       Net loss                                            (4,334,266)
                                                        -------------

Balance as of September 30, 2000....................    $ (12,172,358)
                                                        =============



                   See Notes to Condensed Financial Statements

                         WEST VIRGINIA PCS ALLIANCE L.C.

                          Notes to Financial Statements

(1) In the opinion of the managing member of the Alliance, the accompanying financial statements which are unaudited, except for the balance sheet dated December 31, 1999, contain all adjustments (consisting of only normal recurring accruals) necessary to present fairly the financial position as of September 30, 2000, and December 31, 1999, and the results of operations for the three and nine months ended September 30, 2000 and 1999 and cash flows for the nine months ended September 30, 2000 and 1999. The results of operations for the three and nine months ended September 30, 2000 and 1999 are not necessarily indicative of the results to be expected for the full year.

(2) In March 2000, the Alliance sold 67 towers for $20.6 million to Crown Castle International Corp ("Crown"). In April 2000, the Alliance sold a total of 15 towers for $3.3 million to Crown. In connection with these transactions, the Alliance has certain future leaseback and other commitments. Accordingly, these gains have been deferred for book purposes and will be amortized over the life of the leaseback agreement.

(3) In January 2000, the members contributed $1.42 million to the Alliance, purchasing 78,944.44 Common Membership units.

(4) In July 2000, the Alliance borrowed $49.1 million from NTELOS Inc. (formerly CFW Communications Company) to pay off its indebtedness to the Rural Telephone Finance Cooperative. The payoff included a prepayment fee of $0.3 million. The Alliance's debt obligation to NTELOS bears interest at a rate equal to NTELOS' borrowing rate under its Senior Credit Facility (10.63% in October 2000) and matures in 2008.